Exhibit 10.13

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

First Closing: October 27, 2003

Second Closing: November 19, 2003

Third Closing: December 18, 2003

Fourth Closing: December 24, 2003

Fifth Closing: May 7, 2004

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ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of October 27, 2003, by and among Advanced Analogic Technologies Incorporated, a California corporation (the “Company”) and the persons and entities identified on Exhibit A attached hereto (each a “Holder” and collectively, the “Holders”). This Agreement supersedes and replaces the Company’s Amended and Restated Investors’ Rights Agreement dated as of October 27, 2000 (the “Prior Agreement”).

RECITALS

WHEREAS, the Company and certain of the Holders have entered into a Series A Preferred Stock Purchase Agreement dated December 26, 1997 (the “Series A Purchase Agreement”), pursuant to which the Company sold, and such Holders acquired, shares of the Company’s Series A Preferred Stock (the “Series A Shares”);

WHEREAS, the Company and certain of the Holders have entered into a Series B Preferred Stock Purchase Agreement dated December 31, 1997 (the “Series B Purchase Agreement”), pursuant to which the Company sold, and such Holders acquired, shares of the Company’s Series B Preferred Stock (the “Series B Shares”);

WHEREAS, the Company and certain of the Holders have entered into a Series C Preferred Stock Purchase Agreements dated August 6, 1999, September 17, 1999, February 2, 2000 and February 15, 2000 (the “Series C Purchase Agreements”), pursuant to which the Company sold, and such Holders acquired, shares of the Companies Series C Preferred Stock (the “Series C Shares”);

WHEREAS, the Company and certain of the Holders have entered into a Series D Preferred Stock Purchase Agreement dated October 27, 2000, as amended (the “Series D Purchase Agreement”), pursuant to which the Company sold, and such Holders acquired, shares of the Companies Series D Preferred Stock (the “Series D Shares”);

WHEREAS, the Company and certain of the Holders are entering into a Series E Preferred Stock Purchase Agreement of even date herewith and as may be subsequently amended (the “Series E Purchase Agreement”), pursuant to which the Company shall sell, and such Holders shall acquire, shares of the Company’s Series E Preferred Stock (the “Series E Shares”);

WHEREAS, the Holders of the Series A Shares, Series B Shares, Series C Shares and the Series D Shares (collectively, the “Existing Investors”) are holders of at least fifty percent (50%) of the Company’s Registrable Securities (as defined in the Prior Agreement), and desire to terminate the Prior Agreement and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement;

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

WHEREAS, the Company wishes to grant the Holders who previously acquired Series A Shares, Series B Shares, Series C Shares, Series D Shares and the Holders who acquire Series E Shares the rights provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

Section 1. Registration Rights.

1.1 Definitions. As used in this Agreement:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and the subsequent declaration or ordering of the effectiveness of such registration statement.

(b) The term “Registrable Securities” means:

(i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares;

(ii) the shares of Common Stock issuable or issued upon conversion of the Series B Shares;

(iii) the shares of Common Stock issuable or issued upon conversion of the Series C Shares;

(iv) the shares of Common Stock issuable or issued upon conversion of the Series D Shares, including any shares issued upon conversion of the Series D Shares or upon the exercise of warrants to purchase up to 597,291 Series D Shares;

(v) the shares of Common Stock issuable or issued upon conversion of the Series E Shares or upon exercise of warrants to purchase up to 83,905 Series E Shares;

(vi) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Registrable Securities, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(d) The term “Holder” means any holder of outstanding Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering.

(e) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (“SEC”) which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i)     , 2006, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act with respect to all or part of their Registrable Securities the aggregate gross proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) would equal or exceed $7,500,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable

Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) During the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of any registration statement; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to a SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Sections 1.6 and 1.8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of not less than ten percent (10%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) in circumstances described in Section 1.2(d)(ii) hereof.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Company Registration.

(a) All expenses other than underwriting discounts and commissions and stock transfer taxes incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of any other counsel for any Holder not otherwise provided for herein, shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering, (ii) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, except as provided in subsection (i) the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder (the “Underwriter”) and each person, if any, who controls such Holder or Underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, Underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; and provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information (A) furnished to the Company by such Holder any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, the Underwriter or any person who controls any the Underwriter, and (B) such written information is stated to be specifically for in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; and provided further that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, in no event shall any contribution by any Holder exceed the net proceeds from the offering received by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned by a Holder to a transferee or assignee of at least 400,000 shares of Registrable Securities; provided the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The foregoing share transfer limitation shall not apply, however, to transfers or assignments by a Holder to shareholders, partners or retired partners of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) or entities affiliated by common control (or other related entity) with such Holder if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 1.

1.13 “Market Stand-Off” Agreement. The Holder hereby agrees that during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, it shall not sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

(b) all officers and directors of the Company and all holders of at least on percent (1%) of the Company’s outstanding capital stock enter into similar agreements.

To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder agrees to execute a market stand-off agreement with said underwriters in customary form consistent with the provisions of this Section 1.13.

1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1(a) after five (5) years following the consummation of the Company’s Qualified IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) or (b) at and after such time following the Company’s initial public offering as such Holder is able to dispose of all of its Registrable Securities under Rule 144 during any ninety (90) day period.

Section 2. Additional Rights.

2.1 Participation Rights. Subject to the terms and conditions specified in this Section 3.1, the Company hereby grants to each Holder holding at least 750,000 Series B Shares, each Holder holding Series C Shares, each Holder holding Series D Shares and each Holder holding at least 400,000 Series E Shares (each as adjusted for stock splits, stock dividends and the like) (each a “Rightholder”), participation rights with respect to future sales by the Company of its New Securities (the “Participation Rights”)).

(a) In the event the Company proposes to issue New Securities, it shall give the Rightholder written notice (the “Notice”) of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities, and (iv) the number of shares that the Rightholder has the right to purchase under this Section 2.1, based on the Rightholder’s Percentage (as defined in Section 2.1(d)(ii)).

(b) Within thirty (30) days after the Notice is given (in accordance with Section 3.5), the Rightholder may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued that the Rightholder has the right to purchase as specified in the Notice. An election to purchase shall be made in writing and must be given to the Company within such thirty (30) day period (in accordance with Section 3.5).

(c) The Company shall have ninety (90) days after the last date on which the Rightholder’s Participation Rights lapsed to enter into an agreement (not including any subsequent closings) to sell the New Securities which the Rightholder did not elect to purchase under this Section 3.1, at or above the price and upon terms not materially more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Rightholder in the manner provided in this Section 3.1.

(d) “New Securities” shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company’s capital stock; provided that “New Securities” does not include: (i) the Registrable Securities and the Common Stock issuable upon the conversion of the Registrable Securities and; (ii) securities issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; (iii) up to 20,878,581 shares, or options to purchase shares, of the Company’s Common Stock and the shares of Common Stock issuable upon exercise of such options or such greater number of shares or options to purchase shares, of the Company’s Common Stock and the shares of Common Stock issuable upon exercise of such options approved by the Company’s Board of Directors, issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors or other persons performing services for, the Company (including shares or options issued prior to the date of this Agreement); (iv) shares of the Company’s Common Stock or Preferred Stock of any series issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) Common Stock issued upon exercise of outstanding warrants, notes, options, convertible securities or other rights to acquire securities of the Company; (vi) capital stock or warrants or options for the purchase of shares of capital stock issued by the Company to a financial institution in connection with any commercial credit arrangements, equipment financings, or similar transactions; and (vii) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

(e) The applicable “Percentage” for the Rightholder shall be calculated by dividing (i) the total number of shares of Common Stock (including any shares of Common Stock issued upon conversion of Preferred Stock and the exercise of any option or warrant or other convertible securities) then held by the Rightholder by (ii) the total number of shares of Common Stock outstanding (including any shares of Common Stock issuable upon conversion of or exercise of, as the case may be, outstanding Preferred Stock, options, warrants or other convertible securities) immediately prior to the issuance of the New Securities.

(f) The Participation Rights granted under this Section 2.1 shall terminate upon (i) the closing of a Qualified IPO, (ii) as to the Holders holding Series E Shares, in the event less than 4,000,000 Series E Shares remain outstanding, or (ii) as Holders of Series B Shares, Series C Shares or Series D Shares, in the event that less than thirty percent (30%) of the authorized shares of such applicable series of Preferred Stock remain outstanding.

2.2 Delivery of Financial Statements.

(a) The Company shall deliver to each Holder so long as it holds at least 400,000 shares of Registrable Securities, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and statements of income and cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

(b) The Company shall deliver to each Holder, so long as it holds at least 400,000 shares of Registrable Securities:

(i) as soon as practicable, but in any event within thirty (30) days after the end of each fiscal quarter, a balance sheet of the Company as of the end of each such quarterly period, and statements of income and cash flows for such period and for the current fiscal year to date, prepared in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP;

(ii) within twenty (20) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet and comparison to budget for and as of the end of such month, in reasonable detail;

(iii) as soon as practicable, but in any event within thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(iv) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as a Holder holding no less than 400,000 shares of Registrable Securities may from time to time reasonably request; provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary.

2.3 Inspection. The Company shall permit each Holder who holds at least 750,000 shares of Registrable Securities, and, in any event, to each Holder who holds Series C Shares, Series D Shares or at least 400,000 Series E Shares (or Common Stock issuable upon conversion thereof), at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.3 to provide access to any information which it considers to be a trade secret or similar confidential information.

2.4 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.2 and 2.3 shall terminate as to the Holders and be of no further force or effect immediately upon the consummation by the Company of a Qualified IPO.

Section 3. Limitations on Disposition. Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will be exempt from registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by such Holder:

(a) to a fund, partnership, limited liability company or other entity that is affiliated with such transferring Holder;

(b) to a partner or member (or retired partner or member) of such transferring Holder, or to the estate of any such partner or member (or retired partner or member);

(c) to such transferring Holder’s spouse, siblings, lineal descendants or ancestors by gift, will or intestate succession; or

(d) in compliance with Rule 144(k) (or any successor provision) of the Securities Act so long as the Company is furnished with satisfactory evidence of compliance with such rule;

provided, however, that, in the case of (a), (b) or (c), the transferee agrees in writing to be subject to and bound by the obligations under this Agreement. Each Holder consents to the Company’s making a notation on its records and giving instructions to any transfer agent for its capital stock to implement the restrictions on transfer established in this Agreement.

Section 4. Miscellaneous.

4.1 Assignment. Subject to the provisions of Section 1.12 hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

4.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in the United States of America as applied to agreements among California residents entered into and to be performed entirely within California.

4.4 Recitals. The recitals to this Agreement are hereby incorporated by reference.

4.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.6 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to a Holder, at such Holder address, facsimile number or electronic mail address set forth on the Company’s records, or at such other address, facsimile number or electronic mail address as such Holder may designate by ten (10) days’ advance written notice to the other parties hereto, (b) if to the Company, to its address or facsimile number set forth on its signature page to this Agreement and directed to the attention of the President, or at such other address or facsimile number as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on the Company’s records or indicated on the signature pages hereto.

4.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

4.8 Amendment and Waiver. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders holding at least a majority of the then outstanding shares of the Registrable Securities held by the Holders (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Holders purchasing shares of Series E Preferred Stock in a Closing after the Initial Closing (each as defined in the Series E Purchase Agreement) may become parties to this Agreement, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

4.9 Effect of Amendment or Waiver. The Holders and their respective successors and assigns acknowledge that by the operation of Section 4.7 hereof the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

4.10 Rights of Holders. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

4.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

4.12 Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.13 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company, the holders of a majority in interest of the Registrable Securities held by the Existing Investors outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Series E Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement as of the day and year first above written.

“THE COMPANY”

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Richard K. Williams
Richard K. Williams, President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Ascentek Venture Capital Corp.
(Print Name)

By:	/s/ Illegible

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

A-Tech Electronics Co., Ltd
(Print Name)

By:	/s/ Illegible

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Rong-Kuo Chiang
(Print Name)

By:	/s/ Rong-Kuo Chiang

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

GAINS Investment Corp.
(Print Name)

By:	/s/ Illegible

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Illegible
(Print Name)

By:	/s/ Illegible

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

InveStar Semiconductor Development Fund, Inc. (II) LDC
(Print Name)

By:	/s/ Illegible

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Landmark Venture Capital
(Print Name)

By:	/s/ Thomas Chang

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Lite-On Semiconductor Corporation
(Print Name)

By:	/s/ M.K. Lu

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Maton Fund I L.P.

a Cayman Islands Exempted Limited

Partnership

By: Maton Management LLC

a Delaware Limited Liability Company

Address: 16615 Lark Ave. #108

                  Los Gatos, CA 95032

By:	/s/ Jaff Lin

Title:	General Partner

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Maritje Rusli
(Print Name)

By:	/s/ Maritje Rusli

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Shi Jar Construction Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Hwa Hsin Venture Capital Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Hwa Yi Venture Capital Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Sunsino International Development Associate Inc.
(Print Name)

By:	/s/ Illegible

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Battery Ventures VI, L.P.
(Print Name)

By:	/s/ Kenneth P. Lawler

Title:	Member Manager

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Battery Investment Partners VI, L.L.C.
(Print Name)

By:	/s/ Kenneth P. Lawler

Title:	Member Manager

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Vision 2000 Venture Ltd.
(Print Name)

By:	John Y.W. Seto

Title:	Director

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Maton Fund II L.P.

a Delaware Limited Partnership

By: Maton Management LLC

A Delaware Limited Liability Company

Address: 16615 Lark Ave., Suite 108

                  Los Gatos, CA 95032

By:	Jaff Lin

Title:	General Partner

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Fuhwa I Venture Capital Co., Ltd.
(Print Name)

By:	Michael Tung

Title:	Partner & CFO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

InverStar Excelsus Venture Capital (Int’l) Inc, LDC
(Print Name)

By:	Michael Tung

Title:	Partner & CFO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Baotung Venture Capital Corp.
(Print Name)

By:	/s/ Illegible

Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Litung Venture Capital Corp.
(Print Name)

By:	/s/ Illegible
Title:	President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Hwa Chung Venture Capital Co., Ltd.
(Print Name)

By:	/s/ Illegible
Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Hwa Nan Venture Capital Co., Ltd.
(Print Name)

By:	/s/ Illegible
Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

eSunsino Venture Co., Ltd.
(Print Name)

By:	/s/ Illegible
Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Gwe Hyun Kim
(Print Name)

By:	/s/ Gwe Hyun Kim
Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

China Power Venture Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Nien Hsing International Investment Co.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

China Century Venture Capital Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

CAM-CID Asia Pacific Investment Corp.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

J&D Capital Corp.
(Print Name)

By:	/s/ Illegible
Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

A&D Capital Corp.
(Print Name)

By:	/s/ Illegible
Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Global Vision Venture Capital Fund Co., Ltd.
(Print Name)

By:	/s/ Illegible
Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

China International Investment Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

China International Venture Co., Ltd.
(Print Name)

By:	/s/ Illegible

Title:	Managing Partner & CEO

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”
VIS Associates Inc.
(Print Name)

By:	George S. Liu

Title:	V.P. Corporate Development

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Sycamore Venture Capital, L.P.
By:	Sycamore Business Partners, L.P.
its General Partner
By:	Sycamore Management Corporation
its General Partner

By:	/s/ Illegible

Title:	Vice President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

Miller Chen
(Print Name)

By:	/s/ Miller Chen

Title:	Director of Way-Han Investment Corp.

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDERS”

MC Capital B.V.
(Print Name)

By:	Naomichi Komuro

Title:

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

“HOLDER”

SVIC No. 4 New Technology Business Investment L.L.P
by Samsung Venture Investment

By:	/s/ Sang Ki Kim
Sang Ki Kim

Title:	Chief Executive Officer

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF HOLDERS

Series A Holders

Battery Investment Partners VI, L.L.C.

Battery Ventures VI, L.P.

Chun-Peng Tsai

Ho Hung Yang

Series B Holders

A-Tech Electronics Co., Ltd.

Hsiu-Chih Chang

Mu-Tien Chang

Tong-Long Chang

Wei-Jung Chang

Wen-Jung Chen

Hsin-Chia Cheng

Ming-Feng Chiang

Cheng-Wei Chiu

Feng-Chao Huang Chen

Li-Tzen Huang

Hwa Chung Venture Capital Co., Ltd.

Hwa Hsin Venture Capital Co., Ltd.

Hwa Nan Venture Capital Co., Ltd.

International Master Technologies LTD

Wen-Jung Kao

Chien-Chih Kuo

Cheng-Han Lai

Land Mark Venture Capital Corp.

Shih-Kuang Lue

Vision 2000 Venture Limited

Jui-Chang Wang

Long-Chia Wang

Chiu-Chi Wei

Po-Chuan Wu

Fu-Cheng Yang

Series C Holders

A-Tech Electronics Co., Ltd.

CCT Investment LLC

Kam Hang Chan and Shao Ying Chan JTWROS

Wei-Jung Chang

Yu-Chan Chang

Chuang Hsien Chen

Cheney S.H. Cheng

Yi-Chian Chiang

Kuo-Chin Chiou

Hui-Ying Fu

John Fulton

GAINS Investment Corporation

Goldman Development Limited

Harwin Resources Limited

Yuan-Chen Hsiao

Chih Gung (Chih-Kung) Huang

Hwa Chung Venture Capital Co., Ltd.

Hwa Nan Venture Capital Co., Ltd.

Hwa Yi Venture Capital Co., Ltd.

Karmting Chiu And Alice Chiu JTWROS

Chih-Hung Kuo

Shih-Chi Lai

Lin Li

Pei Hsin Lin

Kun-Lin Liu

Chin-Hsiang Lu

Maton Fund I L.P.

Chi-Hsuan Shen

Shi Jar Construction Co., Ltd.

Sunsino International Development Associate, Inc.

Tsuyoshi Taira

Chung-Hsing Tzu

Nu-Ting Wei

Sun Yao Wong

Agnes Wu

Chun Chung Wu

Jouanna Yeh

Tien-Min Yuan

Series D Holders

Above VC Consulting, Inc.

Ascentek Venture Capital Corporation

A-Tech Electronics Co., Ltd.

Bai-Ho Investment Co., Ltd.

Baotung Venture Capital Corporation

Chung-Ming Chang

Chih-Wen Chang

Mu-Tien Chang

Wei-Jung Chang

Bor-Po Chen

Jui-Hua Chen

Wen-Jung Chen

Hsin-Chia Cheng

Yao-Hui Cheng

Nai-Rong Chi

Tsai-Ting Chiang

Ming-Feng Chiang

Rong-Kuo Chiang

Cheng-Wei Chiu

Chen-Chiang Chiu

Ping-Ying Chiu

Tung-Lin Chiu

Wen-Ying Chiu

Chin-Te Chou

Hsing-Tsun Chou

Ming-Ta Chou

Su Ping Chung (Ping-Chung Su)

e-Sunsino Venture Co., Ltd.

Fairchild Semiconductor Corporation

Chao-Jui Fong

Hui-Ying Fu

GAINS Investment Corporation

Su-Chuan Ho

Mei-Shin Ho

Shu-Yun Ho

Holmsgreen International Co., Ltd.

Ching-Yuan Hsieh

Chang-Hua Hsieh

Series D Holders

Ching-Lian Hsieh

Ju-Fen Hsieh

Mei-Jung Hsieh

Ting-Lung Hsieh

Feng-Tseng Hsu

Chun-Ta Huang

Jui-Ling Huang

Kuo-Cheng Huang

Hwa Chung Venture Capital Co., Ltd.

Hwa Hsin Venture Capital Co., Ltd.

Hwa Nan Venture Capital Co., Ltd.

Hwa Yi Venture Capital Co., Ltd.

InveStar Burgeon Venture Capital, Inc.

InveStar Excelsus Venture Capital (Int’l) Inc., LDC

InveStar Semiconductor Development Fund, Inc. (II) LDC

Wen-Shyong (James) Jan

Chien-Chih Kuo

Hsiu-Chin Kuo

Cheng-Han Lai

Jenn Chyou Lai

Land Mark Venture Capital Corp.

Po Yen Lee

Tsung Lieh Lee

Tsan Hsun Li

Chun-Luan Liao

Mei-Feng Liao

Kwo-Feng Lin

Ching-Yuan Lin

Pei Hsin Lin

Pi-Lien Lin

Shu-Lan Lin

Yu-Fen Lin

Yu-Chia Lin

Yue-Din Lin

Lite-On Semiconductor Corporation

Litung Venture Capital Corporation

Yu-Mei Liu Hsieh

June Cheng Liu

Kuei-Ying Liu

Series D Holders

Chin-Hsiang Lu

Chia-Ping Lu

Maton Fund II L.P.

Multi-Program Inc.

Nutek Corporation

Lee Chang Pin

Lee Tung Ping

Maritje Rusli

Semiconductor Components Industries, LLC

Shi Jar Construction Co., Ltd.

Sunsino International Development Associate, Inc.

Fu-Kuo Teng

Bing-Min Tian

Tien-Chien Investment Co., Ltd.

Li-Ping Tsai

Ting-I Tsai

Fang-Ying Tseng

Li-Kuo Tseng

Hsiao- Yen Fan Tung

Vision 2000 Venture Limited

Ju-Hsiang Wang

Li-Chung Wang

Long-Chia Wang

Chiu-Chi Wei

Chun Chung Wu

Po-Chuan Wu

Su-Ching Wu

Cheng-Wen Yeh

Series E Holders

A&D Capital Corp.

Baotung Venture Capital Corporation

Battery Investment Partners VI, L.L.C.

Battery Ventures VI, L.P.

CAM-CID Asia Pacific Investment Corp.

CHINA Century Venture Capital Co., Ltd.

Series E Holders

China International Investment Co., Ltd.

China International Venture Co., Ltd.

China Power Venture Co., Ltd.

e-Sunsino Venture Co., Ltd.

Fuhwa I Venture Capital Co., Ltd.

Global Vision Venture Capital Co., Ltd.

Hwa Chung Venture Capital Co., Ltd.

Hwa Nan Venture Capital Co., Ltd.

InveStar Excelsus Venture Capital (Int’l) Inc., LDC

J&D Capital Corp

Gregory (Gwe Hyun) Kim

Litung Venture Capital Corporation

Maton Fund II L.P.

MC Capital B.V.

Nien Hsing International Investment Co.

Sycamore Ventures Capital, L.P.

VIS Associates Inc.

Vision 2000 Venture Limited

Way-Han Investment Corp.

SVIC No. 4 New Technology Business Investment L.L.P.